EXHIBIT 32.2

                    Certification of Chief Financial Officer


         In connection with this Annual report on Form 10-K of Merit Medical Systems, Inc., for the Year ended December 31, 2003, I, Kent W.
         Stanger, Chief Financial Officer of Merit Medical Systems, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


                   (1)  The  report  fully  complies  with the  requirements  of
                        Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

                   (2) The information contained in this report fairly presents, in all material respects, the . financial condition and results of operations of Merit Medical Systems, Inc

Date: March 10, 2004                               /s/Kent W. Stanger
                                                   ---------------------------
                                                   Kent W. Stanger
                                                   Chief Financial Officer